UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2013

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 30, 2013, BioCryst Pharmaceuticals, Inc. (the “Company”) announced that it intends to offer shares of its common stock pursuant to an effective shelf registration statement in an underwritten public offering for a total of no more than $20 million in gross proceeds (the “Offering”). In connection with the Offering, the Company disclosed certain information to prospective investors in a preliminary prospectus supplement dated July 30, 2013 and filed with the Securities and Exchange Commission on July 30, 2013 (the “Preliminary Prospectus Supplement”). Pursuant to Regulation FD, the Company is furnishing certain subsections of the section of the Preliminary Prospectus Supplement captioned “Prospectus Supplement Summary,” including the subsections captioned “—Financial Outlook for the Remainder of 2013,” “—Sales of Common Stock since March 31, 2013,” and “—Intangible Asset Write Off.”

Financial Outlook for the Remainder of 2013

Based upon our strategic and development operations, and in light of the BARDA/HHS reimbursement determination related to the peramivir NDA filing described above, we currently expect 2013 net operating cash use to be in the range of $22 to $26 million, unchanged from the guidance originally provided in February 2013, and total 2013 operating expenses to be in the range of $45 to $55 million. Our operating cash forecast excludes any impact of our royalty monetization, hedge collateral posted or returned, any sales of our common stock, or any other non-routine cash outflows or inflows, such as restructuring and transaction costs. The operating expense range has increased $20 million from guidance given in May 2013 to reflect incremental operating expenses associated with the pending peramivir NDA filing and the write-off of the “deferred collaboration costs” asset associated with our PNP licensing agreement, which were not planned in May 2013. Our ability to remain within our operating expense and operating cash target ranges is subject to multiple factors, including unanticipated or additional general development and administrative costs and other factors described under the “Risk Factors” section located elsewhere in this prospectus supplement and in the documents incorporated herein by reference.

With the funds available at March 31, 2013, along with future amounts that are expected to be received from BARDA/HHS, this offering, and other financing sources, we currently believe we will have sufficient resources to fund our operations through 2014. However, this is a forward-looking statement and there may be changes that would consume available resources significantly before such time. See “Forward-Looking Statements” in this prospectus supplement.

Sales of Common Stock since March 31, 2013

During the months of April and May 2013, we sold approximately $4.8 million of shares of our common stock at current market prices pursuant to our At Market Issuance Sales Agreement with McNicoll, Lewis & Valak.

Intangible Asset Write Off

At June 30, 2013, we evaluated the carrying value of our “deferred collaboration costs” asset associated with our PNP licensing agreement. In association with this evaluation, we recorded a $5.0 million non-cash write-off of the capitalized asset associated with this agreement.

A copy of the press release announcing the Offering is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 30, 2013 entitled “BioCryst Announces Proposed Public Offering of Common Stock”

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause BioCryst’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect BioCryst’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that BioCryst may not receive government funding to support the further development of BCX4430; that BARDA/HHS may further condition, reduce or eliminate future funding of the peramivir program; that peramivir may never be approved for any use by the FDA; that BioCryst may not be able to enroll the required number of subjects in the Phase 2a clinical trial of BCX4161; that the Phase 2a trial of BCX4161 may not have a favorable outcome or may not be successfully completed; that the FDA or similar regulatory agency may refuse to approve subsequent studies, or delay approval of clinical studies which may result in a delay of planned clinical studies and increase development costs of a product candidate; that the FDA may withhold market approval for product candidates; that ongoing and future preclinical and clinical development of HAE second generation candidates may not have positive results; that BioCryst or its licensees may not be able to continue future development of current and future development programs; that such development programs may never result in future product, license or royalty payments being received; that BioCryst may not be able to retain its current pharmaceutical and biotechnology partners for further development of its product candidates or may not reach favorable agreements with potential pharmaceutical and biotechnology partners for further development of product candidates; that BioCryst may not have worldwide patent protection for all of its product candidates and its intellectual property rights may not be legally protected or enforceable in all countries; that BioCryst may rely on orphan drug exclusivity or data exclusivity for certain of its product candidates, but may not be able to obtain orphan drug exclusivity or data exclusivity for certain of its product candidates in every jurisdiction; and that the validity, scope, enforceability and commercial value of the rights protected by its formulation and method of use patents are highly uncertain. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and current reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2013	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 30, 2013 entitled “BioCryst Announces Proposed Public Offering of Common Stock”